UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 20, 2013

(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.

(Exact name of registrant as specified in charter)

Delaware	1-12879	06-0868496
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On November 20, 2013, Griffin Land & Nurseries, Inc. (“Griffin” or “Registrant”) issued a press release announcing that its Board of Directors has declared an annual cash dividend on its common stock of $0.20 per share.  The dividend will be payable on December 10, 2013 to stockholders of record as of the close of business on December 3, 2013.

Attached as Exhibit 99.1 to this Current Report is Griffin’s November 20, 2013 press release.

Item 9.01.                                        Financial Statements and Exhibits

Exhibit 99.1:  Registrant’s November 20, 2013 Press Release (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer and
Secretary

Dated:  November 20, 2013